April 15, 2003


Smithway Motor Xpress, Inc.
2031 Quail Avenue
Fort Dodge, Iowa 50501

And

East West Motor Express, Inc.
1170 JB Drive
Black Hawk, South Dakota 57718

Re:  Fifth Amendment to Amended and Restated Loan and Security
     Agreement

Gentlemen:

     Smithway Motor Xpress, Inc., an Iowa corporation ("Smithway Inc.") and East West Motor Express, Inc., a South Dakota corporation ("East West") (Smithway Inc. and East West each a "Borrower" and collectively the "Borrowers") and LaSalle Bank National Association, a national banking association ("Bank") have entered into that certain Amended and Restated Loan and Security Agreement dated December 28, 2001 (the "Security Agreement"). From time to time thereafter, Borrowers and Bank may have executed various amendments (each an "Amendment" and collectively the "Amendments") to the Security Agreement (the Security Agreement and the Amendments hereinafter are referred to, collectively, as the "Agreement"). Borrowers and Bank now desire to further amend the Agreement as provided herein, subject to the terms and conditions hereinafter set forth.

     NOW, THEREFORE, in consideration of the foregoing recitals, the mutual covenants and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

     1. The Agreement hereby is amended as follows:

Smithway Motor Xpress, Inc.
April 15, 2003
Page 2


          (a) Section (10) of the Agreement is deleted in its entirety and the following is substituted in its place:

               (10) TERMINATION: AUTOMATIC RENEWAL.

                    THIS AGREEMENT SHALL BE IN EFFECT UPON EXECUTION OF THIS AMENDMENT UNTIL APRIL 1, 2004 (THE "ORIGINAL TERM") AND SHALL AUTOMATICALLY RENEW ITSELF FROM MONTH TO MONTH THEREAFTER (EACH SUCH ONE-MONTH RENEWAL BEING REFERRED TO HEREIN AS A "RENEWAL TERM") unless (A) THE DUE DATE OF THE LIABILITIES IS ACCELERATED PURSUANT TO SECTION 16 HEREOF; OR
                    (B) A BORROWER OR LENDER ELECTS TO TERMINATE THIS AGREEMENT AT THE END OF THE ORIGINAL TERM OR AT THE END OF ANY RENEWAL TERM BY GIVING THE OTHER PARTY WRITTEN NOTICE OF SUCH ELECTION AT LEAST FIFTEEN (15) DAYS PRIOR TO THE END OF THE ORIGINAL TERM OR THE THEN CURRENT RENEWAL TERM IN WHICH CASE BORROWERS SHALL PAY ALL OF THE LIABILITIES IN FULL ON THE
                    LAST DAY OF SUCH TERM. If one or more of the events specified in clauses (a) and (b) occurs, then (i) Lender shall not make any additional Loans on or after the date identified as the date on which the Liabilities are to be repaid; and (ii) this Agreement shall terminate on the date thereafter that the Liabilities are paid in full. At such time as Borrowers have repaid all of the Liabilities and this Agreement has  terminated,  Borrowers  shall deliver to
                    Lender a release, in form and substance satisfactory to Lender, of all obligations and liabilities of Lender and its officers, directors, employees, agents, parents, subsidiaries and affiliates to such Borrowers, and if Borrowers are obtaining new financing from another lender, Borrowers shall deliver such lender's indemnification of Lender, in form and substance satisfactory to Lender, for checks which Lender has credited to such Borrower's account, but which subsequently are dishonored for any reason or for automatic clearinghouse or wire transfers not yet posted to such Borrower's account.

Smithway Motor Xpress, Inc.
April 15, 2003
Page 3


          (b) Subsection 14(a) of the Agreement is deleted in its entirety and the following is substituted in its place:

               (a)  Tangible Net Worth.

                    The Consolidated Group's Tangible Net Worth shall not at any time be less than the Minimum Tangible Net Worth; "Minimum Tangible Net Worth" being defined for purposes of this subsection as (i) $12,000,000.00 at all times from January 1, 2003 through June 30, 2003; (ii) $13,000,000.00 at all times from July 1, 2003 through December 31, 2003; (iii) $14,000,000.00 at all times from January 1, 2004 through December 31, 2004, and (iv) thereafter, from the last day of each Fiscal Year of the Consolidated Group through the day prior to the last day of each immediately succeeding Fiscal Year of the Consolidated Group, the Minimum Tangible Net Worth during the immediately preceding period plus $1,000,000.00; and "Tangible Net Worth" being defined for purposes of this subsection as the Consolidated Group's shareholders' equity (including retained earnings) less the book value of all intangible assets as determined solely by Lender on a consistent basis plus the amount of any LIFO reserve plus the amount of any debt subordinated to Lender, all as determined under generally accepted accounting principles applied on a basis consistent with the financial statement dated December 31, 2002 except as set forth herein;

          (c) Subsection 14(c) of the Agreement is deleted in its entirety and the following is substituted in its place:

               (c) Fixed Charge Coverage Ratio. Borrower hereby covenants and agrees not to permit the Ratio of EBITDA to Fixed Charges for each period set forth below to be less than the amount set forth below for such period:

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Smithway Motor Xpress, Inc.
April 15, 2003
Page 4

               --------------------------------------------------------------
                                Period                             Amount
               --------------------------------------------------------------
                As of April 1, 2003 through April 30, 2003        1.0 to 1.0
               --------------------------------------------------------------
               --------------------------------------------------------------
                As of April 1, 2003  through May 31, 2003         1.0 to 1.0
               --------------------------------------------------------------
               --------------------------------------------------------------
                As of April 1, 2003 through June 30, 2003         1.0 to 1.0
               --------------------------------------------------------------
               --------------------------------------------------------------
                As of April 1, 2003 through July 31, 2003         1.0 to 1.0
               --------------------------------------------------------------
               --------------------------------------------------------------
                From April 1, 2003 through August 31, 2003        1.0 to 1.0
               --------------------------------------------------------------
               --------------------------------------------------------------
                From April 1, 2003 through September 30, 2003     1.0 to 1.0
               --------------------------------------------------------------
               --------------------------------------------------------------
                As of April 1, 2003 through October 31, 2003      1.0 to 1.0
               --------------------------------------------------------------
               --------------------------------------------------------------
                From April 1, 2003 through November 30, 2003      1.0 to 1.0
               --------------------------------------------------------------
               --------------------------------------------------------------
                From April 1, 2003 through December 31, 2003      1.0 to 1.0
               --------------------------------------------------------------
               --------------------------------------------------------------
                As of April 1, 2003 through January 31, 2004      1.0 to 1.0
               --------------------------------------------------------------
               --------------------------------------------------------------
                From April 1, 2003 through February 29, 2004      1.0 to 1.0
               --------------------------------------------------------------
               --------------------------------------------------------------
                From April 1, 2003 through March 31, 2004         1.0 to 1.0
               --------------------------------------------------------------
               --------------------------------------------------------------
                Each  twelve  month  period  thereafter           1.0 to 1.0
                ending on the last day of each of
                Borrower's fiscal months
               --------------------------------------------------------------

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Smithway Motor Xpress, Inc.
April 15, 2003
Page 5


     2. This Amendment shall not become effective until fully executed by all parties hereto.

     3. Except as expressly amended hereby and by any other supplemental documents or instruments executed by either party hereto in order to effectuate the transactions contemplated hereby, the Agreement and Exhibit A thereto hereby are ratified and confirmed by the parties hereto and remain in full force and effect in accordance with the terms thereof.


                                   LASALLE BANK NATIONAL ASSOCIATION

                                   By     /s/ John Mostofi
                                      ------------------------------
                                   Title     Sr VP
                                        ----------------------------



ACKNOWLEDGED AND AGREED TO
this ____ day of April, 2003:

SMITHWAY MOTOR XPRESS, INC.

By  /s/ William G. Smith  Pres
   ------------------------------
       William G. Smith

Title President


EAST WEST MOTOR EXPRESS, INC.

By  /s/ William G. Smith  Pres
   ------------------------------
       William G. Smith

Title President

Smithway Motor Xpress, Inc.
April 15, 2003
Page 6


Consented and agreed to by the
following guarantor(s) of the
obligations of Smithway Motor
Xpress, Inc. and East West
Motor Express, Inc. to
LaSalle Bank National
Association.

SMSD Acquisition Corp.

By: /s/ G. Larry Owens
   ------------------------------
       G. Larry Owens

Title: Vice President

Date: April 15th, 2003

Smithway Motor Xpress Corp.

By: /s/ G. Larry Owens
   --------------------------------
       G. Larry Owens

Title: Vice President

Date: April 15th, 2003